UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2025

Kindly MD, Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

5097 South 900 East, Suite 100, Salt Lake City, UT	84117
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	KDLY	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	KDLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on May 12, 2025, Kindly MD, Inc., a Utah corporation (the “Company” or “Kindly”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kindly Holdco Corp, a Delaware corporation and a direct, and wholly owned subsidiary of Kindly (“Merger Sub”), Nakamoto Holdings Inc., a Delaware corporation (“Nakamoto”), and Wade Rivers, LLC, a Wyoming limited liability company. Upon the terms and subject to the conditions set forth in the Merger Agreement, which has not yet closed, Merger Sub will merge with and into Nakamoto, with Nakamoto continuing as the surviving entity and a wholly-owned subsidiary of Kindly (the “Merger”).

On May 20, 2025, the Company filed a Certificate of Assumed and of True Name with the State of Utah, Department of Commerce (“Certificate of Assumed Name”) permitting Kindly to do business under the entity name “Nakamoto.” The Certificate of Assumed Name went effective on May 20, 2025, allowing Kindly to conduct business under the Nakamoto name, while also continuing its operations under the Kindly MD, Inc. name.

In connection with the Merger, Kindly changed its trading symbols on the Nasdaq Stock Market LLC (“Nasdaq”) from KDLY to NAKA for its shares of Common Stock, par value $0.001 (“Common Stock”), and from KDLYW to NAKAW for its tradable warrants (the “Warrants”), effective as of May 23, 2025. The Company issued a press release on May 23, 2025 announcing the change, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company’s Common Stock and Warrants will continue to be listed and traded on Nasdaq under the new trading symbols, with the CUSIP numbers remaining the same.

There are no changes to the Company’s capital structure, rights of security holders or governing documents as result of the ticker change.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of May 23, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

KINDLY MD, INC.

Dated: May 23, 2025	By:	/s/ Tim Pickett
Tim Pickett
Chief Executive Officer

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